Exhibit 10.5

When recorded, return to:

James R. Littlejohn

Winstead PC

5400 Renaissance Tower

1201 Elm Street

Dallas, Texas 75270

FIRST AMENDMENT TO DEED OF TRUST

THIS FIRST AMENDMENT TO DEED OF TRUST (this “First Amendment”), dated as of December 21, 2011, is entered into between POWERSECURE, INC., a Delaware corporation (the “Grantor”), whose chief executive office and mailing address for notice hereunder is 1609 Heritage Commerce Ct., Wake Forest, North Carolina 27587, Attention: President and Chief Executive Officer, and whose organizational identification number issued by the State of Delaware is DE 3278285, and CITIBANK, N.A., as Beneficiary for the Secured Creditors (as defined in the Credit Agreement defined below).

BACKGROUND

A. PowerSecure International, Inc., a Delaware corporation (the “Borrower”), the Administrative Agent and the Lenders party thereto entered into that certain Credit Agreement, dated as of August 23, 2007, as amended, supplemented, modified and restated (the “Original Credit Agreement”).

B. The Grantor executed a Deed of Trust, dated as of January 17, 2008, in favor of Mary C. Tucker (the “Trustee”) for the benefit of the Beneficiary for the Secured Creditors, recorded in the Official Public Records of Wake County, Texas on January 18, 2008, in Book 012917, Pages 01243-01294, encumbering that certain real property described on Exhibit A attached hereto and made a part thereof for all purposes, and all other property described therein (the “Deed of Trust”; the terms defined in the Deed of Trust or the Existing Credit Agreement (as hereinafter defined) and not otherwise defined herein shall be used herein as defined in the Deed of Trust or the Existing Credit Agreement, as applicable).

C. The Borrower is amending and restating the Original Credit Agreement by entering into an Amended and Restated Credit Agreement, dated as of December 21, 2011, among the Borrower, the lenders party thereto and Citibank, N.A., as Administrative Agent (as amended, supplemented, modified and restated, the “Existing Credit Agreement”).

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Grantor and the Beneficiary covenant and agree as follows:

1. AMENDMENTS TO THE DEED OF TRUST.

(a) The following defined terms set forth in Section 1.1 of the Deed of Trust are hereby amended to read as follows:

Administrative Agent: As defined in the Existing Credit.

Beneficiary: Citibank, N.A., in its capacity as Administrative Agent, for the benefit of Secured Creditors, whose address for notice hereunder is 2001 Ross Avenue, Suite 4300, Dallas, Texas 75201, Attention: Gary D. Pitcock.

Default Rate: The rate of interest specified in the Existing Credit Agreement as the “Default Rate” to be paid at the times specified in the Existing Credit Agreement, but not in excess of the Highest Lawful Rate.

Existing Credit Agreement: The Amended and Restated Credit Agreement, dated as of December 21, 2011, among PowerSecure International, Inc., Citibank, N.A., as Administrative Agent, and the other lenders party thereto, as amended, modified, supplemented and restated from time to time.

Law: As defined in the Existing Credit Agreement.

Loan Document: As defined in the Existing Credit Agreement.

Loan Party: As defined in the Existing Credit Agreement.

Material Adverse Effect: As defined in the Existing Credit Agreement.

Notes: As defined in the Existing Credit Agreement.

Person: As defined in the Existing Credit Agreement.

Secured Creditor: As defined in the Existing Credit Agreement.

Secured Obligations: As defined in the Existing Credit Agreement.

(b) Section 1.1 of the Deed of Trust is further amended by deleting the defined term “Term Credit Agreement” therefrom.

(c) The penultimate sentence of Section 2.1 of the Deed of Trust is hereby amended to read as follows:

The amount of present obligations secured is [$need outstanding amount at closing], and the maximum principal amount including present and future obligations, which may be secured is $22,260,000.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Grantor represents and warrants as to itself that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

(a) the representations and warranties of the Grantor contained in the Deed of Trust are true and correct on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) the Grantor has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Deed of Trust, as amended hereby, constitute the legal, valid and binding obligations of the Grantor, enforceable against such Debtor in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(c) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained, is required for the execution, delivery or performance by the Grantor of this First Amendment.

3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective as of December 21, 2011, subject to the following:

(a) the Beneficiary shall have executed counterparts of this First Amendment;

(b) the Beneficiary shall have received counterparts of this First Amendment executed by the Grantor;

(c) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct; and

(d) the Beneficiary shall have received in form and substance satisfactory to the Beneficiary, such other documents and certificates as the Beneficiary shall require.

4. REFERENCE TO THE DEED OF TRUST.

(a) Upon the effectiveness of this First Amendment, each reference in the Deed of Trust to “this Deed of Trust”, “hereunder”, or words of like import shall mean and be a reference to the Deed of Trust, as affected and amended by this First Amendment.

(b) The Deed of Trust, as amended by this First Amendment, and all Liens granted thereunder shall remain in full force and effect and are hereby ratified and confirmed, as Grantor acknowledges and agrees that the Obligations under the Original Credit Agreement are not novated or extinguished by the Existing Credit Agreement, but such Obligations are continued, renewed and extended pursuant to the Existing Credit Agreement.

5. COSTS, EXPENSES AND TAXES. The Grantor, agrees to pay on demand all costs and expenses of the Beneficiary in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Secured Party with respect thereto and with respect to advising the Beneficiary as to its rights and responsibilities under the Deed of Trust, as amended by this First Amendment).

6. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Beneficiary (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

7. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by, and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America, and shall be binding upon all parties hereto and their respective successors and assigns.

8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

9. ENTIRE AGREEMENT. THE DEED OF TRUST, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN, AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

GRANTOR:

POWERSECURE, INC., a Delaware corporation

By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Chief Financial Officer

BENEFICIARY:

CITIBANK, N.A.

By:	/s/ Gary D. Pitcock
Gary D. Pitcock
Vice President

STATE OF NORTH CARLINA	§
§
COUNTY OF WAKE §

I, Dana S. Cail, a Notary Public of Wake County, State of North Carolina, certify that Christopher T. Hutter (the “Signatory”) personally came before me this day and acknowledged that he is Chief Financial Officer of PowerSecure, Inc., a Delaware corporation, and that he, in such capacity and being authorized to do so, executed the foregoing on behalf of the corporation.

I certify that the Signatory personally appeared before me this day and

(check one of the following and mark through all blank lines or spaces in the certificate)

☒ (I have personal knowledge of the identity of the Signatory); or

☐ (I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of:

(check one of the following)

☐ a driver’s license or

☐ in the form of             ); or

☐ (a credible witness has sworn to the identity of the Signatory).

The Signatory acknowledged to me that he voluntarily signed the foregoing instrument for the purpose stated and in the capacity indicated.

Witness my hand and official stamp or seal this 21st day of December, 2011.

/s/ Dana S. Cail
Notary Public
Print Name:
[Note: Notary Public must sign exactly as on notary seal]

My Commission Expires:

E [NOTARY SEAL] (MUST BE FULLY LEGIBLE)

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was ACKNOWLEDGED before me this 21st day of December, 2011, by Gary D. Pitcock, a Senior Vice President of Citibank, N.A., a national banking association, on behalf of said association.

[ S E A L ]	/s/ Betty N. Gorman

Notary Public, State of Texas
My Commission Expires:

Printed Name of Notary Public

EXHIBIT “A”

Land Description

Name of owner of fee title to Land: PowerSecure, Inc.